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                                                                   EXHIBIT 10.60


                                    GUARANTY

         THIS GUARANTY dated as of November 25, 1997 by each of the undersigned (collectively, "Guarantors"), is in favor of ENERGY CAPITAL INVESTMENT COMPANY PLC, an English investment company, ENCAP EQUITY 1994 LIMITED PARTNERSHIP, a Texas limited partnership, and GECKO BOOTY 1994 I LIMITED PARTNERSHIP (collectively, "Sellers").

                                    RECITALS:

1. Future Petroleum Corporation, a Utah corporation ("Buyer") has executed those certain promissory notes of even date herewith, payable to the order of Sellers in the aggregate principal amount of $6,600,000 (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Notes").

2. The Notes were executed pursuant to a Purchase and Sale Agreement dated November 25, 1997 (the "Purchase Agreement"), by and between Buyer and Sellers, pursuant to which Buyer has agreed to purchase from Sellers all of the limited partnership interests in BMC Development No. 1 Limited Partnership and Future Acquisition 1995, Ltd., each a Texas limited partnership (together with their successors, each a "Partnership"), and all of the assets of Gecko Booty 1994 I Limited Partnership, and pursuant to which Sellers have agreed to extend credit to Buyer under the Notes to consummate such purchase.

3. It is a condition precedent to Sellers' obligation to extend credit to Buyer pursuant to the Purchase Agreement that Guarantors shall execute and deliver to Sellers a satisfactory guaranty of Buyer's obligations under the Notes and the Purchase Agreement.

4. Buyer owns directly or indirectly all of the issued and outstanding shares of capital stock or partnership interests in each Guarantor.

5. Buyer, Guarantors, and the other direct and indirect subsidiaries of Buyer are mutually dependent on each other in the conduct of their respective businesses under a holding company structure, with the credit needed from time to time by each often being provided by another or by means of financing obtained by one such affiliate with the support of the others for their mutual benefit and the ability of each to obtain such financing being dependent on the successful operations of the others.

6. The board of directors of each Guarantor that is a corporation and the general partner of each Guarantor that is a limited partnership has determined that such Guarantor's execution, delivery and performance of this Guaranty may reasonably be




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         expected to benefit such Guarantor, directly or indirectly, and are in the best interests of such Guarantor.

         NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Guarantors from Sellers' extension of credit to Buyer under the Notes, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Sellers to extend credit under the Notes, each Guarantor hereby jointly and severally agrees with Sellers, as follows:

                                   AGREEMENTS

         Section 1. Definitions. Reference is hereby made to the Purchase Agreement for all purposes. All terms used in this Guaranty which are defined in the Purchase Agreement and not otherwise defined herein shall have the same meanings when used herein. All references herein to any Obligation Document, Note Document, or other document or instrument refer to the same as from time to time amended, supplemented or restated. As used herein the following terms shall have the following meanings:

         "Obligations" means collectively all of the indebtedness, obligations, and undertakings which are guaranteed by Guarantors and described in subsections
(a) and (b) of Section 2.

         "Obligation Documents" means this Guaranty, the Notes, the Purchase Agreement, the Note Documents, all other documents and instruments under, by reason of which, or pursuant to which any or all of the Obligations are evidenced, governed, secured, or otherwise dealt with, and all other documents, instruments, agreements, certificates, legal opinions and other writings heretofore or hereafter delivered in connection herewith or therewith.

         "Obligors" means Buyer, Guarantors and any other endorsers, guarantors or obligors, primary or secondary, of any or all of the Obligations.

         "Security" means any rights, properties, or interests of Sellers, under the Obligation Documents or otherwise, which provide recourse or other benefits to Sellers in connection with the Obligations or the non-payment or non-performance thereof, including collateral (whether real or personal, tangible or intangible) in which Sellers have rights under or pursuant to any Obligation Documents, guaranties of the payment or performance of any Obligation, bonds, surety agreements, keep-well agreements, letters of credit, rights of subrogation, rights of offset, and rights pursuant to which other claims are subordinated to the Obligations.




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         Section 2.  Guaranty.

         (a) Each Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to each Seller the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

                  (i) the Notes, including all principal, all interest thereon and all other sums payable thereunder; and

                  (ii) All other sums payable under the other Obligation Documents, whether for principal, interest, fees or otherwise.

Without limiting the generality of the foregoing, each Guarantor's liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of Buyer described above in this subsection (a), or below in the following subsection (b), which would be owed by Buyer but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving Buyer.

         (b) Each Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to each Seller the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of Buyer to such Seller under, by reason of, or pursuant to any of the Obligation Documents.

         (c) If Buyer shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, each Guarantor will, forthwith upon demand by Sellers, pay such Obligation in full to the Seller to whom such Obligation is owed. If Buyer shall for any reason fail to perform promptly any Obligation, each Guarantor will, forthwith upon demand by Sellers, cause such Obligation to be performed or, if specified by Sellers, provide sufficient funds, in such amount and manner as Sellers shall in good faith determine, for the prompt, full and faithful performance of such Obligation by Sellers or such other Person as Sellers shall designate.

         (d) If either Buyer or any Guarantor fails to pay or perform any Obligation as described in the immediately preceding subsections (a), (b), or
(c) each Guarantor will incur the additional obligation to pay to Sellers, and each Guarantor will forthwith upon demand by Sellers pay to Sellers, the amount of any and all expenses, including fees and disbursements of Sellers' counsel and of any experts or agents retained by Sellers, which Sellers may incur as a result of such failure.

         (e) As between Guarantors and Sellers, this Guaranty shall be considered a primary and liquidated liability of each Guarantor.

         (f) Guarantors and Sellers (by their acceptance hereof), hereby confirm that it is their intention that the guarantee hereunder not constitute a fraudulent transfer or fraudulent conveyance for purposes of any federal or state law. To effectuate the foregoing intention, Guarantors and Sellers (by their acceptance hereof) hereby irrevocably agree and understand that, notwithstanding any other provision of this






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Guaranty, the liability of each Guarantor hereunder shall be limited to the maximum amount of liability that can be incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyances or fraudulent transfers, and not for any greater amount. Subject to the foregoing limitations, the obligations and duties of Guarantors hereunder are their joint and several obligations.

         Section 3.  Unconditional Guaranty.

         (a) No action which any Seller may take or omit to take in connection with any of the Obligation Documents, any of the Obligations (or any other indebtedness owing by Buyer to any Seller), or any Security, and no course of dealing of any Seller with any Obligor or any other Person, shall release or diminish any Guarantor's obligations, liabilities, agreements or duties hereunder, affect this Guaranty in any way, or afford any Guarantor any recourse against any Seller, regardless of whether any such action or inaction may increase any risks to or liabilities of any Seller or any Obligor or increase any risk to or diminish any safeguard of any Security. Without limiting the foregoing, each Guarantor hereby expressly agrees that Sellers may, from time to time, without notice to or the consent of any Guarantor, do any or all of the following:

                  (i) Enter into amendments, changes or modifications, in whole or in part, any one or more of the Obligation Documents, and give or refuse to give any waivers or other indulgences with respect thereto.

                  (ii) Neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Obligations, to foreclose or take or prosecute any action in connection with any Security or Obligation Document, to bring suit against any Obligor or any other Person, or to take any other action concerning the Obligations or the Obligation Documents.

                  (iii) Accelerate, change, rearrange, extend, or renew the time, rate, terms, or manner for payment or performance of any one or more of the Obligations (whether for principal, interest, fees, expenses, indemnifications, affirmative or negative covenants, or otherwise).

                  (iv) Compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Obligation Documents.

                  (v) Take, exchange, amend, eliminate, surrender, release, or subordinate any or all Security for any or all of the Obligations, accept additional or substituted Security therefor, and perfect or fail to perfect Sellers' rights in any or all Security.







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                  (vi) Discharge, release, substitute or add Obligors.

                  (vii) Apply all monies received from Obligors or others, or from any Security for any of the Obligations, as Sellers may determine to be in their best interest, without in any way being required to marshall Security or assets or to apply all or any part of such monies upon any particular Obligations.

         (b) No action or inaction of any Obligor or any other Person, and no change of law or circumstances, shall release or diminish any Guarantor's obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford any Guarantor any recourse against any Seller. Without limiting the foregoing, the obligations, liabilities, agreements, and duties of Guarantors under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time to time, even if occurring without notice to or without the consent of any
Guarantor:

                  (i) Any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of any Obligor or any other proceedings involving any Obligor or any of the assets of any Obligor under laws for the protection of debtors, or any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceedings against, any Obligor, any properties of any Obligor, or the estate in bankruptcy of any Obligor in the course of or resulting from any such proceedings.

                  (ii) The failure by any Seller to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which any Obligor is a party.

                  (iii) The release by operation of law of any Obligor from any of the Obligations or any other obligations to any Seller.

                  (iv) The invalidity, deficiency, illegality, or unenforceability of any of the Obligations or the Obligation Documents, in whole or in part, any bar by any statute of limitations or other law of recovery on any of the Obligations, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever.

                  (v) The failure of any Obligor or any other Person to sign any guaranty or other instrument or agreement within the contemplation of any Obligor or any Seller.

                  (vi) The fact that any Guarantor may have incurred directly part of the Obligations or is otherwise primarily liable therefor.




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                  (vii) Without limiting any of the foregoing, any fact or event
         (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the full and final payment and performance of the Obligations.

         (c) Sellers may invoke the benefits of this Guaranty before pursuing any remedies against any Obligor or any other Person and before proceeding against any Security now or hereafter existing for the payment or performance of any of the Obligations. Sellers may maintain an action against any Guarantor on this Guaranty without joining any other Obligor therein and without bringing a separate action against any other Obligor.

         (d) If any payment to any Seller by any Obligor is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason any Seller is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person, such payment to such Seller shall not constitute a release of any Guarantor from any liability hereunder, and each Guarantor agrees to pay such amount to such Seller on demand and agrees and acknowledges that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments. Any transfer by subrogation which is made as contemplated in Section 6 prior to any such payment or payments shall (regardless of the terms of such transfer) be automatically voided upon the making of any such payment or payments, and all rights so transferred shall thereupon revert to and be vested in Sellers.

         (e) This is a continuing guaranty and shall apply to and cover all Obligations and renewals and extensions thereof and substitutions therefor from time to time.

         Section 4. Waiver. Each Guarantor hereby waives, with respect to the Obligations, this Guaranty, and the other Obligation Documents:

         (a) notice of the incurrence of any Obligation by Buyer, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of Buyer (it being understood and agreed that: (i) each Guarantor shall take full responsibility for informing itself of such matters, (ii) neither Seller shall have any responsibility of any kind to inform any Guarantor of such matters, and (iii) Sellers are hereby authorized to assume that each Guarantor, by virtue of its relationships with Buyer which are independent of this Guaranty, has full and complete knowledge of such matters whenever Sellers extend credit to Buyer or take any other action which may change or increase any Guarantor's liabilities or losses hereunder).




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         (b) notice that any Seller, any Obligor, or any other Person has taken or omitted to take any action under any Obligation Document or any other agreement or instrument relating thereto or relating to any Obligation.

         (c) notice of acceptance of this Guaranty.

         (d) demand, presentment for payment, and notice of demand, dishonor, nonpayment, or nonperformance.

         (e) notice of intention to accelerate, notice of acceleration, protest, notice of protest, notice of any exercise of remedies (as described in the following Section 5 or otherwise), and all other notices of any kind whatsoever.

         Section 5. Exercise of Remedies. Each Seller shall have the right to enforce, from time to time, in any order and at such Seller's sole discretion, any rights, powers and remedies which such Seller may have under the Obligation Documents or otherwise, including judicial foreclosure, the exercise of rights of power of sale, the taking of a deed or assignment in lieu of foreclosure, the appointment of a receiver to collect rents, issues and profits, the exercise of remedies against personal property, or the enforcement of any assignment of leases, rentals, oil or gas production, or other properties or rights, whether real or personal, tangible or intangible; and each Guarantor shall be liable to each Seller hereunder for any deficiency resulting from the exercise by any Seller of any such right or remedy even though any rights which any Guarantor may have against Buyer or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of any Seller to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of each Seller provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of each Seller hereunder are not conditional or contingent on any attempt by any Seller to exercise any of its rights under any other Obligation Document against any Obligor or any other Person.

         Section 6. Limited Subrogation. Until all of the Obligations have been paid and performed in full, no Guarantor shall have any right to exercise any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against or to any Obligor or any Security in connection with this Guaranty, and each Guarantor hereby waives any rights to enforce any remedy which such Guarantor may have against Buyer and any right to participate in any Security until such time. If any amount shall be paid to any Guarantor on account of any such subrogation or other rights, any such other remedy, or any Security at any time when all of the Obligations and all other expenses guaranteed pursuant hereto




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shall not have been paid in full, such amount shall be held in trust for the benefit of Sellers, shall be segregated from the other funds of such Guarantor and shall forthwith be paid over to Sellers to be held by Sellers as collateral for, or then or at any time thereafter applied in whole or in part by Sellers against, all or any portion of the Obligations, whether matured or unmatured, in such order as Sellers shall elect. If any Guarantor shall make payment to Sellers of all or any portion of the Obligations and if all of the Obligations shall be finally paid in full, Sellers will, at such Guarantor's request and expense, execute and deliver to such Guarantor (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor; provided that such transfer shall be subject to
Section 3(d) above and that without the consent of Sellers (which Sellers may withhold in its discretion) no Guarantor shall have any right to be subrogated to any claim or right against any Obligor which has become owned by any Seller, whose ownership has otherwise changed in the course of enforcement of the Obligation Documents, or which Sellers otherwise have released or wish to release from its Obligations.

         Section 7. Successors and Assigns. No Guarantor's rights or obligations hereunder may be assigned or delegated, but this Guaranty and such obligations shall pass to and be fully binding upon the successors of each Guarantor, as well as each Guarantor. This Guaranty shall apply to and inure to the benefit of Sellers and their successors or assigns. Without limiting the generality of the immediately preceding sentence, each Seller may in compliance with the Note Documents assign, grant a participation in, or otherwise transfer any Obligation held by it or any portion thereof, and each Seller may assign or otherwise transfer its rights or any portion thereof under any Obligation Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to such Seller hereunder unless otherwise expressly provided by such Seller in connection with such assignment or transfer.

         Section 8. Subordination and Offset. Each Guarantor hereby subordinates and makes inferior to the Obligations any and all indebtedness now or at any time hereafter owed by Buyer to such Guarantor. Each Guarantor agrees that after the occurrence of any Default it will neither permit Buyer to repay such indebtedness or any part thereof nor accept payment from Buyer of such indebtedness or any part thereof without the prior written consent of Sellers. If any Guarantor receives any such payment without the prior written consent of Sellers, the amount so paid shall be held in trust for the benefit of Sellers, shall be segregated from the other funds of such Guarantor, and shall forthwith be paid over to Sellers to be held by Sellers as collateral for, or then or at any time thereafter applied in whole or in part by Sellers against, all or any portions of the Obligations, whether matured or unmatured, in such order as Sellers shall elect. Each Guarantor hereby grants to each Seller a right of offset to secure the payment of the Obligations and such Guarantor's obligations and




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liabilities hereunder, which right of offset shall be upon any and all monies, securities and other property (and the proceeds therefrom) of such Guarantor now or hereafter held or received by or in transit to any Seller from or for the account of such Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special), credits and claims of such Guarantor at any time existing against any Seller. Upon the occurrence of any Event of Default, each Seller is hereby authorized at any time and from time to time, without notice to any Guarantor, to offset, appropriate and apply any and all items hereinabove referred to against the Obligations and such Guarantor's obligations and liabilities hereunder irrespective of whether or not such Seller shall have made any demand under this Guaranty and although such obligations and liabilities may be contingent or unmatured. Each Seller agrees promptly to notify any Guarantor after any such offset and application made by such Seller, provided that the failure to give such notice shall not affect the validity of such offset and application. The rights of each Seller under this section are in addition to, and shall not be limited by, any other rights and remedies (including other rights of offset) which Sellers may have.

         Section 9. Representations and Warranties. Each Guarantor hereby represents and warrants as follows:

         (a) The Recitals at the beginning of this Guaranty are true and correct in all respects.

         (b) Such Guarantor is duly organized, validly existing and in good standing under the laws of the state of its organization as set forth on the signature pages hereto; and such Guarantor has all requisite power and authority to execute, deliver and perform this Guaranty.

         (c) The execution, delivery and performance by such Guarantor of this Guaranty have been duly authorized by all necessary action and do not and will not contravene its organizational documents.

         (d) The execution, delivery and performance by such Guarantor of this Guaranty do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting such Guarantor or any of its Affiliates or properties, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

         (e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by such Guarantor of this Guaranty.

         (f) This Guaranty is a legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with



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its terms except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

         (g) There is no action, suit or proceeding pending or, to the knowledge of such Guarantor, threatened against or otherwise affecting any Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect any Guarantor's financial condition or its ability to perform its obligations hereunder.

         (h) The direct or indirect value of the consideration received and to be received by such Guarantor in connection herewith is reasonably worth at least as much as the liability and obligations of such Guarantor hereunder, and the incurrence of such liability and obligations in return for such consideration may reasonably be expected to benefit such Guarantor, directly or indirectly.

         (i) Such Guarantor is not "insolvent" on the date hereof (that is, the sum of such Guarantor's absolute and contingent liabilities, including the Obligations, does not exceed the fair market value of such Guarantor's assets).

         Section 10. No Oral Change. No amendment of any provision of this Guaranty shall be effective as to any Guarantor unless it is in writing and signed by such Guarantor and Sellers, and no waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall be effective unless it is in writing and signed by Sellers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 11. Invalidity of Particular Provisions. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         Section 12. Headings and References. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Guaranty," "this instrument," "herein," "hereof," "hereby" and words of similar import refer to this Guaranty as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the subdivisions hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.






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         Section 13. Term. This Guaranty shall be irrevocable until all of the
Obligations have been completely and finally paid and performed, no Seller has any obligation to extend credit to Buyer, and all obligations and undertakings of Buyer under, by reason of, or pursuant to the Obligation Documents have been completely performed, and this Guaranty is thereafter subject to reinstatement as provided in Section 3(d). All extensions of credit and financial accommodations heretofore or hereafter made by Sellers to Buyer shall be conclusively presumed to have been made in acceptance hereof and in reliance hereon.

         Section 14. Notices. Any notice or communication required or permitted hereunder shall be given as provided in the Purchase Agreement.

         Section 15. Limitation on Interest. Sellers and Guarantors intend to contract in strict compliance with applicable usury law from time to time in effect, and the provisions of the Notes limiting the interest for which any Guarantor is obligated are expressly incorporated herein by reference.

         Section 16. Note Document. This Guaranty is a Note Document, as defined in the Purchase Agreement, and is subject to the provisions of the Purchase Agreement governing Note Documents. Each Guarantor hereby ratifies, confirms and approves the Purchase Agreement, the Notes and the other Note Documents and, in particular, any provisions thereof which relate to such Guarantor.

         Section 17. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Guaranty.

         Section 18. GOVERNING LAW. THIS GUARANTY IS TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SUCH STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF SUCH STATE AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING HERETO BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW.



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         IN WITNESS WHEREOF, each Guarantor has executed and delivered this
Guaranty as of the date first written above.

                                   FUTURE ENERGY CORPORATION,
                                    a Nevada corporation

                                   By: /s/ B. CARL PRICE
                                      ------------------------------------------
                                           B. Carl Price, President


                                   FUTURE PETROLEUM CORPORATION,
                                    a Texas corporation

                                   By: /s/ B. CARL PRICE
                                      ------------------------------------------
                                           B. Carl Price, President


                                   BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP,
                                    a Texas limited partnership
                                   FUTURE ACQUISITION 1995, LTD.,
                                    a Texas limited partnership

                                   By:    Future Petroleum Corporation,
                                           a Texas corporation, General Partner


                                   By: /s/ B. CARL PRICE
                                      ------------------------------------------
                                           B. Carl Price, President











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